UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
_______________________________

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-16(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CITIZENS, INC.
(Exact name of registrant as specified in its charter)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note

On April 24, 2023, Citizens, Inc. (“the “Company”, “Citizens”, “we”, “our”, or “its”) filed our Definitive Proxy Statement on Schedule 14A (“Proxy Statement”) and the related proxy card (“Proxy Card” and with the Proxy Statement, collectively, “Proxy Materials”) for our 2023 Annual Meeting of Shareholders to be held on Tuesday, June 6, 2023 (the “Annual Meeting”). This supplement to the Proxy Materials (“Supplement”) is being filed to add a new Proposal 4 that is soliciting a non-binding, advisory vote from the Company’s shareholders of record, as of April 11, 2023 (the “Record Date”), on the frequency with which the Company’s shareholders shall have an advisory say-on-pay vote on the compensation paid to our named executive officers (“Proposal 4”). Other than the addition of Proposal 4, no other changes have been made to the Proxy Materials, and they continue to be in full force and effect as originally filed and supplemented hereby.

THIS SUPPLEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT. Any capitalized terms used, but not otherwise defined in this supplement, have the meanings ascribed to them in the Proxy Statement.

Citizens, Inc. 2023 Proxy Statement Supplement

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting of Shareholders to be held on June 6, 2023

The attached Supplement, the Proxy Statement, the form of amended proxy card and the Company’s 2022 Annual Report to Shareholders are available electronically at https://www.citizensinc.com/investors/.

UPDATED NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS

WHEN: Tuesday, June 6, 2023 10:00 a.m., Central Time	WHERE: Citizens, Inc. Headquarters 11815 Alterra Parkway, Suite 1500, Austin, Texas 78758
The Updated Notice of 2023 Annual Meeting of Shareholders, this Supplement, and the Proxy Statement and Proxy Card, as revised pursuant to this Supplement, are available free of charge at www.envisionreports.com/cia. All of these documents and our Annual Report on Form 10-K are also available on our website at https://www.citizensinc.com/investors or on the website of the Securities and Exchange Commission at www. sec.gov.

ITEMS OF BUSINESS:
(1)    To elect each of the eight director nominees identified in the accompanying Proxy Statement to serve until the next annual meeting of shareholders or until his or her successor is duly elected and qualified;
(2)    To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for 2023;
(3)    To approve, on a non-binding advisory basis, executive compensation (“Say-on-Pay”);
(4) To approve a non-binding advisory vote regarding the frequency of the advisory vote on compensation paid to the Company’s named executive officers (“Say-On-Pay Frequency”); and
(5) To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or postponement of the meeting.
RECORD DATE: Close of business on April 11, 2023. You can vote if you were a shareholder on this date.
On or about April 24, 2023, we first mailed the Proxy Materials or a Notice of Internet Availability of Proxy Materials to shareholders who owned our Class A common stock as of the Record Date in connection with our solicitation of proxies for this year’s Annual Meeting of Shareholders (the “Notice”). The Notice provides instructions on how to access our Proxy Materials and vote via the Internet, by phone, by mail, or in person at our Annual Meeting.
Please note that if you have already voted your shares by one of the methods described in the Proxy Statement, we strongly encourage you to read this Supplement and to also vote on Proposal 4.
By Order of the Board of Directors
Sheryl Kinlaw
Vice President, Chief Legal Officer and Secretary
Austin, Texas
Citizens, Inc. 2023 Proxy Statement Supplement

2023 Proxy Statement Supplement

On April 24, 2023, we filed our Proxy Materials and Important Notice of Internet Availability of Proxy Materials with the Securities and Exchange Commission and made the Proxy Statement and our Annual Report to Shareholders available to shareholders on the Investor Relations page of our website at https://www.citizensinc.com/investors/.

Subsequent to that date, we determined that we had inadvertently omitted the required Say-On-Pay Frequency proposal. This Supplement has been prepared to provide our shareholders with information regarding Proposal 4, the Say-On-Pay Frequency proposal, which is a new proposal regarding the frequency with which the Company’s shareholders shall have the advisory, non-binding say-on-pay vote on compensation paid to its named executive officers.

This Supplement is being furnished to shareholders of record at the close of business on the Record Date, for the determination of shareholders entitled to vote at the Annual Meeting or at any adjournments thereof. This Supplement and the Updated Notice of 2023 Annual Meeting of Stockholders supplement and amend the Notice of 2023 Annual Meeting of Stockholders and the Proxy Statement, each dated April 24, 2023, previously made available to our shareholders. We are also providing a new Proxy Card which includes all four proposals that will be voted upon at the Annual Meeting.

Citizens will hold the Annual Meeting as previously scheduled. Proposals 1, 2 and 3 included in the Proxy Statement will be presented for shareholder consideration at the Annual Meeting. Following consideration of and voting on these three proposals, Citizens intends to adjourn the Annual Meeting to 10:00 a.m. Central Time on Tuesday, June 20, 2023 at our corporate offices located at 11815 Alterra Parkway, Floor 15, Austin, Texas 78758 (the “Adjourned Annual Meeting”) to allow shareholders additional time to consider Proposal 4. At the Adjourned Annual Meeting, only Proposal 4 will be presented for shareholder consideration.

This Supplement does not provide all of the information that is important for your voting decisions at the Annual Meeting. Additional information is included in the Proxy Statement that was previously made available to shareholders. We encourage you to carefully read this Supplement together with the initial Proxy Statement.

EXCEPT FOR THE ADDITION OF PROPOSAL 4, THIS SUPPLEMENT DOES NOT MODIFY, AMEND, SUPPLEMENT OR OTHERWISE AFFECT ANY MATTER PRESENTED FOR CONSIDERATION IN THE PROXY STATEMENT.

Voting Information

At the Annual Meeting, Citizens intends to hold the vote on all matters in the Proxy Statement other than Proposal 4. No vote will be taken with respect to Proposal 4 at the Annual Meeting. Once the vote on Proposals 1, 2 and 3 is taken, Citizens intends to adjourn the Annual Meeting. The Board does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that the named proxies vote in respect thereof in accordance with their best judgment.

At the Adjourned Annual Meeting, Citizens intends to hold the vote only on Proposal 4. No vote will be taken with respect to any matters in the Proxy Statement other than Proposal 4 at the Adjourned Annual Meeting. The Board does not presently intend to bring any other business before the Adjourned Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Adjourned Annual Meeting except as specified in the Notice of Annual Meeting. As to any business that may properly come before the Adjourned Annual Meeting, however, it is intended that the named proxies vote in respect thereof in accordance with their best judgment.
Citizens, Inc. 2023 Proxy Statement Supplement                             Page 1

IF YOU HAVE ALREADY VOTED:

(i) if you do nothing, your shares will be voted for Proposals 1, 2 and 3 as previously submitted and will not be voted for Proposal 4;

(ii) if you submit the enclosed proxy card with voting instructions that differ with respect to Proposals 1, 2 and 3, this will serve to revoke your prior voting instructions in favor of the more recent instructions;

(iii) if you submit the enclosed proxy card with voting instructions consistent with prior instructions received for Proposals 1, 2 or 3, this will have no impact on those prior instructions; and

(iv) if you submit the enclosed proxy card with NO voting instructions with respect to Proposals 1, 2 and 3, but with voting instructions with respect to Proposal 4 only, this will result in the shares being voted on those matters as provided in the paragraph entitled “Proxy Cards Received without Voting Instructions” below.

IF YOU HAVE NOT ALREADY VOTED, we encourage you to submit the revised proxy card prior to the Annual Meeting and vote on all proposals. If we receive your revised proxy card after the Annual Meeting but prior to the Adjourned Annual Meeting, only your vote on Proposal 4 will be counted.

PLEASE NOTE THAT NO VOTES, HOWEVER CAST, WILL BE TABULATED ON ANY MATTER OTHER THAN PROPOSAL 4 FOLLOWING THE ANNUAL MEETING.

Proxy Cards Received without Voting Instructions. For shareholders of record as of the Record Date, all shares represented by the proxies mailed to shareholders will be voted at the Annual Meeting in accordance with instructions given by the shareholders. Where proxies are returned without instructions, the shares will be voted: (1) “FOR” the election of each of the eight director nominees as a director of the Company; (2) “FOR” the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2023; (3) “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers; and (4) “FOR” a frequency of 1 year for future non-binding, advisory shareholder votes on the compensation paid to our named executive officers (except that shares will not be voted where the last proxy card received by the Company did not include this proposal); and (5) in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting or the Adjourned Annual Meeting.

Changing a Vote; Revocation of Proxies. Any shareholder giving a proxy may change their vote on any matter in the Proxy Statement at any time prior to the vote being taken on such matter. This means that you may change your vote on all matters in the Proxy Statement, including Proposal 4, at any time prior to the Annual Meeting. After the Annual Meeting but before the Adjourned Annual Meeting, you may only change your vote with respect to Proposal 4.

To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) attend the Annual Meeting or the Adjourned Annual Meeting, as applicable, and vote your shares in person; (ii) deliver later dated and signed proxy instructions by mail (which must be received by 11:59 p.m. Eastern Time on the date prior to the Annual Meeting or the Adjourned Annual Meeting, as applicable); or (iii) vote again on a later date online, by smartphone or by telephone by 11:59 p.m. Eastern Time on the date prior to the Annual Meeting or the Adjourned Annual Meeting, as applicable (only your latest Internet or telephone proxy submitted prior to the vote on a particular matter will be counted).

If your shares are held by a broker, bank or other nominee, please contact your broker, bank or other nominee for instructions on changing your vote.

Citizens, Inc. 2023 Proxy Statement Supplement                             Page 2

PROPOSAL NO. 4: ADVISORY VOTE ON THE FREQUENCY OF THE “SAY ON PAY” ADVISORY VOTE ON EXECUTIVE COMPENSATION

What Am I Voting On?

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we are asking our shareholders to cast an advisory vote on the frequency of future “Say on Pay” advisory votes on our executive compensation programs. Shareholders may specify whether they prefer such votes to occur every one year, every two years, or every three years, or they may abstain.

Voting Recommendation: 1 YEAR

Our shareholders voted on a similar proposal at our annual meetings of shareholders in 2011 and 2017, with a majority of votes cast voting to hold the Say-on-Pay vote every year. We have always held the Say-on-Pay vote at every annual meeting. We believe our executive compensation program is designed to effectively align our business goals and strategy and demonstrates a strong link between pay and performance. Allowing an annual vote on the frequency of our executive compensation program will allow our shareholders to more frequently assess our executive compensation program and provide us with the regular input required to proactively respond to shareholders’ concerns and implement any necessary changes as soon as reasonably possible. We carefully review and evaluate appropriate changes to our executive compensation program each year to maintain the consistency and credibility of the program, which is important in motivating and retaining our employees. We therefore believe that an annual vote is an appropriate frequency to provide our management and Board of Directors the ability to regularly assess shareholders’ input and to implement any appropriate changes to our executive compensation program. We therefore recommend that our shareholders select “1 Year” when voting on the Say-On-Pay Frequency Proposal.

Voting Standard:

The frequency getting the most votes (1 year, 2 years or 3 years) will be approved. Abstentions and broker non-votes will be disregarded and have no impact on the vote, other than for purposes of establishing a quorum for the Annual Meeting.

Because your vote is advisory, it will not be binding upon the Company or the Board. However, the Compensation Committee will consider the outcome of the vote when considering the frequency of the advisory Say-on-Pay vote.

Citizens, Inc. 2023 Proxy Statement Supplement                             Page 3

CITIZENS

VOTE

C123456789

000000000.000000 ext 000000000.000000 ext
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ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 p.m., Eastern Time on June 5, 2023.

Online
Go to **www.envisionreports.com/cia** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/cia

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2023 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the Director nominees listed, FOR Proposals 2 and 3 and 1 YEAR on Proposal 4.

1. Election of Directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified.

Nominee	For	Against	Abstain
01 - Christopher W. Claus	☐	☐	☐
02 - Cynthia H. Davis	☐	☐	☐
03 - Jerry D. Davis, Jr.	☐	☐	☐
04 - Francis A. Keating II	☐	☐	☐
05 - Terry S. Maness	☐	☐	☐
06 - J. Keith Morgan	☐	☐	☐
07 - Gerald W. Shields	☐	☐	☐
08 - Mary Taylor	☐	☐	☐

3. To approve, on a non-binding advisory basis, the compensation of the company's Named Executive Officers as disclosed in the proxy statement. For ☐ Against ☐ Abstain ☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 5 7 8 6 6 9

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03SE6C

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/cia

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy - Citizens, Inc.

Notice of 2023 Annual Meeting of Shareholders of Citizens, Inc.

Notice is hereby given that the 2023 Annual Meeting of Shareholders of Citizens, Inc. will be held Tuesday, June 6, 2023, at 10:00 a.m., Central Daylight Time, at **11815 Alterra Parkway, Suite 1500, Austin, TX 78758, for the purposes stated on the reverse side of this proxy.**

The undersigned hereby appoints the President and Secretary of Citizens, Inc. (the "Proxies"), each of them, with full power of substitution, as proxies to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the 2023 Annual Meeting of Shareholders of Citizens, Inc., to be held on June 6, 2023 or at any postponement or adjournment thereof. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Shares represented by properly executed proxies received by us prior to the meeting will be voted as specified thereon. If a proxy fails to specify how it is to be voted on any proposal, any proxy that is given and not revoked will be voted in accordance with the recommendations of the Company's Board of Directors FOR all the Director nominees listed, FOR Proposal 2, FOR Proposal 3 and 1 YEAR on Proposal 4.

It is important, regardless of the number of shares you hold, that your stock be represented at the meeting by a signed proxy card or personal attendance.

(Items to be voted appear on reverse side)

Executive Offices: 11815 Alterra Parkway, Suite 1500, Austin, Texas 78758

C Non-Voting Items

Change of Address — Please print new address below.